Exhibit 99.1
Trupanion Reports Fourth Quarter and Full Year 2018 Results
SEATTLE, WA. February 13, 2019 -- Trupanion, Inc. (Nasdaq: TRUP), a leading provider of medical insurance for cats and dogs, today announced financial results for the fourth quarter and full year ended December 31, 2018.
“2018 was another year of steady growth and progress at Trupanion. We grew revenue by 25% year-over-year, expanded the funds available to us to invest in pet acquisition, and deployed that capital at our targeted internal rates of return,” said Darryl Rawlings, Founder and CEO of Trupanion. “We also moved the ball forward on our five strategic initiatives. The work we’ve done sets us up well for 2019.”

Full Year 2018 Financial and Business Highlights

•	Total revenue was $304.0 million, an increase of 25% compared to 2017.

•	Total enrolled pets (including pets from our other business segment) was 521,326 at December 31, 2018, an increase of 23% over December 31, 2017.

•	Subscription business revenue was $263.7 million, an increase of 21% compared to 2017.

•	Subscription enrolled pets was 430,770 at December 31, 2018, an increase of 16% over December 31, 2017.

•
Net loss was $(0.9) million, or $(0.03) per basic and diluted share, compared to a net loss of $(1.5) million or $(0.05) per basic and diluted share, in 2017. Adjusted EBITDA was $8.6 million, compared to adjusted EBITDA of $5.0 million in 2017.

•
Operating cash flow was $12.7 million and free cash flow was ($44.3) million for 2018. Excluding the cash outflow of $52.5 million related to the purchase of our headquarters building, which closed in the third quarter of 2018, free cash flow was $8.3 million. This compared to operating cash flow of $9.7 million and free cash flow of $6.5 million in 2017.

Fourth Quarter 2018 Financial and Business Highlights

•	Total revenue was $82.6 million, an increase of 24% compared to the fourth quarter of 2017.

•	Subscription business revenue was $70.9 million, an increase of 20% compared to the fourth quarter of 2017.

•
Net loss was $(0.3) million, or $(0.01) per basic and diluted share, compared to a net loss of $(0.8) million, or $(0.03) per basic and diluted share, in the fourth quarter of 2017. Adjusted EBITDA was $2.5 million, compared to adjusted EBITDA of $0.7 million in the fourth quarter of 2017.

•	Operating cash flow was $3.7 million and free cash flow was $2.6 million, compared to operating cash flow of $3.0 million and free cash flow of $2.1 million in the fourth quarter of 2017.

Revenue by Quarter -

Conference Call
Trupanion’s management will host a conference call today to review its fourth quarter and full year 2018 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available, one hour after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13686650.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States and Canada. For almost two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to execute its business plans. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and our ability to retain key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2017 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets sales and marketing expense with sign-up fee revenue in the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s sales and marketing expenses. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
	(unaudited)
Revenue:
Subscription business	$70,933	$58,991	$263,738	$218,354
Other business	11,707	7,554	40,218	24,313
Total revenue	82,640	66,545	303,956	242,667
Cost of revenue:
Subscription business(1)	57,892	47,831	215,992	176,883
Other business	10,543	6,977	36,598	22,734
Total cost of revenue(2)	68,435	54,808	252,590	199,617
Gross profit:
Subscription business	13,041	11,160	47,746	41,471
Other business	1,164	577	3,620	1,579
Total gross profit	14,205	11,737	51,366	43,050
Operating expenses:
Technology and development(1)	2,487	2,572	9,248	9,768
General and administrative(1)	4,922	4,546	18,164	16,820
Sales and marketing(1)	6,994	5,781	24,999	19,104
Total operating expenses	14,403	12,899	52,411	45,692
Operating loss	(198)	(1,162)	(1,045)	(2,642)
Interest expense	311	163	1,198	533
Other income, net	(238)	(5)	(1,309)	(1,244)
Loss before income taxes	(271)	(1,320)	(934)	(1,931)
Income tax expense (benefit)	4	(482)	(7)	(428)
Net loss	$(275)	$(838)	$(927)	$(1,503)

Net loss per share:
Basic and Diluted	$(0.01)	$(0.03)	$(0.03)	$(0.05)
Weighted average common shares outstanding:
Basic and Diluted	33,716,975	29,847,574	31,961,192	29,588,324

(1)Includes stock-based compensation expense as follows:	Three Months Ended December 31,		Year Ended December 31,

	2018	2017	2018	2017
Cost of revenue	$230	$162	$927	$594
Technology and development	42	50	209	216
General and administrative	595	471	2,304	1,887
Sales and marketing	355	172	1,335	722
Total stock-based compensation expense	$1,222	$855	$4,775	$3,419

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Veterinary invoice expense	$58,343	$46,473	$214,539	$170,122
Other cost of revenue	10,092	8,335	38,051	29,495
Total cost of revenue	$68,435	$54,808	$252,590	$199,617

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	December 31, 2018	December 31, 2017

Assets
Current assets:
Cash and cash equivalents	$26,552	$25,706
Short-term investments	54,559	37,590
Accounts and other receivables	31,565	20,367
Prepaid expenses and other assets	5,300	2,895
Total current assets	117,976	86,558
Restricted cash	1,400	600
Long-term investments, at fair value	3,554	3,237
Property and equipment, net	69,803	7,868
Intangible assets, net	8,071	4,972
Other long-term assets	6,706	2,624
Total assets	$207,510	$105,859
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,767	$2,716
Accrued liabilities and other current liabilities	11,347	7,660
Reserve for veterinary invoices	16,062	12,756
Deferred revenue	33,027	22,734
Total current liabilities	63,203	45,866
Long-term debt	12,862	9,324
Deferred tax liabilities	1,002	1,002
Other liabilities	1,270	1,233
Total liabilities	78,337	57,425
Stockholders’ equity:
Common stock: $0.00001 par value per share, 100,000,000 shares authorized at December 31, 2018 and December 31, 2017, 34,781,121 and 34,025,136 shares issued and outstanding at December 31, 2018; 30,778,796 and 30,121,496 shares issued and outstanding at December 31, 2017	—	—
Preferred stock: $0.00001 par value per share, 10,000,000 shares authorized at December 31, 2018 and December 31, 2017, and 0 shares issued and outstanding at December 31, 2018 and December 31, 2017	—	—
Additional paid-in capital	219,838	134,511
Accumulated other comprehensive loss	(753)	(92)
Accumulated deficit	(83,711)	(82,784)
Treasury stock, at cost: 755,985 shares at December 31, 2018 and 657,300 shares at December 31, 2017	(6,201)	(3,201)
Total stockholders’ equity	129,173	48,434
Total liabilities and stockholders’ equity	$207,510	$105,859

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
	(unaudited)
Operating activities
Net loss	$(275)	$(838)	$(927)	$(1,503)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	1,486	1,024	4,512	4,232
Stock-based compensation expense	1,222	855	4,775	3,419
Gain on sale of equity method investment	—	—	—	(1,036)
Other, net	(5)	(626)	(240)	(383)
Changes in operating assets and liabilities:
Accounts and other receivables	344	(55)	(11,248)	(10,219)
Prepaid expenses and other assets	(2,079)	118	(2,628)	(179)
Accounts payable, accrued liabilities, and other liabilities	682	897	4,531	3,019
Reserve for veterinary invoices	1,956	1,510	3,440	3,149
Deferred revenue	332	92	10,465	9,167
Net cash provided by operating activities	3,663	2,977	12,680	9,666
Investing activities
Purchases of fixed maturity investment securities	(23,295)	(11,216)	(52,862)	(31,920)
Maturities of fixed maturity investment securities	8,008	7,494	35,413	23,372
Purchases of other investments	—	—	(3,000)	—
Acquisition of lease intangibles, related to corporate real estate acquisition	—	—	(2,959)	—
Proceeds from sale of equity method investment	—	—	—	1,402
Purchases of property and equipment	(1,080)	(884)	(56,936)	(3,131)
Other	(255)	(17)	(1,107)	(2,779)
Net cash used in investing activities	(16,622)	(4,623)	(81,451)	(13,056)
Financing activities
Proceeds from public offering of common stock, net of offering costs	—	—	65,671	—
Proceeds from exercise of stock options	729	463	3,601	2,545
Shares withheld to satisfy tax withholding	—	—	(1,839)	(1,170)
Proceeds from debt financing, net of financing fees	4,242	1,980	13,431	4,400
Repayment of debt financing	—	—	(10,000)	—
Other financing	581	(282)	365	(694)
Net cash provided by financing activities	5,552	2,161	71,229	5,081
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	(718)	(58)	(812)	378
Net change in cash, cash equivalents, and restricted cash	(8,125)	457	1,646	2,069
Cash, cash equivalents, and restricted cash at beginning of period	36,077	25,849	26,306	24,237
Cash, cash equivalents, and restricted cash at end of period	$27,952	$26,306	$27,952	$26,306

The following tables set forth our key operating metrics:

	Year Ended December 31,

	2018	2017
Total pets enrolled (at period end)	521,326	423,194
Total subscription pets enrolled (at period end)	430,770	371,683
Monthly average revenue per pet	$54.34	$52.07
Lifetime value of a pet (LVP)	$710	$727
Average pet acquisition cost (PAC)	$164	$152
Average monthly retention	98.60%	98.63%

	Three Months Ended
	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Mar. 31, 2017
Total pets enrolled (at period end)	521,326	497,942	472,480	446,533	423,194	404,069	383,293	364,259
Total subscription pets enrolled (at period end)	430,770	416,527	401,033	385,640	371,683	359,102	346,409	334,909
Monthly average revenue per pet	$55.15	$54.55	$53.96	$53.62	$53.17	$52.95	$51.47	$50.50
Lifetime value of a pet (LVP)	$710	$714	$732	$727	$727	$701	$654	$637
Average pet acquisition cost (PAC)	$186	$155	$150	$165	$184	$151	$143	$128
Average monthly retention	98.60%	98.61%	98.64%	98.63%	98.63%	98.61%	98.57%	98.58%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net cash provided by operating activities	$3,663	$2,977	$12,680	$9,666
Purchases of property and equipment	(1,080)	(884)	(56,936)	(3,131)
Free cash flow	$2,583	$2,093	$(44,256)	$6,535
Exclude building purchase, net of acquired lease intangibles	—	—	52,534	—
Free cash flow, excluding building purchase, net of acquired lease intangibles	$2,583	$2,093	$8,278	$6,535

The following table reflects the reconciliation of GAAP measures to non-GAAP measures (in thousands, except percentages):

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Veterinary invoice expense	$58,343	$46,473	$214,539	$170,122
Stock-based compensation expense	(150)	(95)	(571)	(355)
Cost of goods	$58,193	$46,378	$213,968	$169,767
% of revenue	70.4%	69.7%	70.4%	70.0%

Other cost of revenue	$10,092	$8,335	$38,051	$29,495
Stock-based compensation expense	(79)	(67)	(356)	(239)
Variable expenses	$10,013	$8,268	$37,695	$29,256
% of revenue	12.1%	12.4%	12.4%	12.1%

Subscription gross profit	$13,041	$11,160	$47,746	$41,471
Stock-based compensation expense	229	162	927	594
Non-GAAP subscription gross profit	$13,270	$11,322	$48,673	$42,065
% of subscription revenue	18.7%	19.2%	18.5%	19.3%

Gross profit	$14,205	$11,737	$51,366	$43,050
Stock-based compensation expense	229	162	927	594
Non-GAAP gross profit	$14,434	$11,899	$52,293	$43,644
% of revenue	17.5%	17.9%	17.2%	18.0%

Technology and development expense	$2,487	$2,572	$9,248	$9,768
General and administrative expense	4,922	4,546	18,164	16,820
Depreciation and amortization expense	(1,485)	(1,024)	(4,512)	(4,232)
Stock-based compensation expense	(638)	(521)	(2,513)	(2,103)
Fixed expenses	$5,286	$5,573	$20,387	$20,253
% of revenue	6.4%	8.4%	6.7%	8.3%

Sales and marketing expense	$6,994	$5,781	$24,999	$19,104
Stock-based compensation expense	(355)	(172)	(1,335)	(722)
Acquisition cost	$6,639	$5,609	$23,664	$18,382
% of revenue	8.0%	8.4%	7.8%	7.6%

The following tables reflect the reconciliation of acquisition cost and net acquisition cost to sales and marketing expense (in thousands):

	Year Ended December 31,

	2018	2017
Sales and marketing expenses	$24,999	$19,104
Excluding:
Stock-based compensation expense	(1,335)	(722)
Acquisition cost	23,664	18,382
Net of:
Sign-up fee revenue	(2,587)	(2,169)
Other business segment sales and marketing expense	(377)	(218)
Net acquisition cost	$20,700	$15,995

	Three Months Ended
	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Mar. 31, 2017
Sales and marketing expenses	$6,994	$6,365	$5,702	$5,938	$5,781	$4,862	$4,372	$4,089
Excluding:
Stock-based compensation expense	(355)	(358)	(349)	(273)	(172)	(165)	(198)	(187)
Acquisition cost	6,639	6,007	5,353	5,665	5,609	4,697	4,174	3,902
Net of:
Sign-up fee revenue	(655)	(693)	(624)	(616)	(550)	(558)	(517)	(544)
Other business segment sales and marketing expense	(102)	(99)	(88)	(87)	(56)	(51)	(63)	(48)
Net acquisition cost	$5,882	$5,215	$4,641	$4,962	$5,003	$4,088	$3,594	$3,310

The following tables reflect the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Year Ended December 31,

	2018	2017
Net loss	$(927)	$(1,503)
Excluding:
Stock-based compensation expense	4,775	3,419
Depreciation and amortization expense	4,512	4,232
Interest income	(862)	(227)
Interest expense	1,198	533
Income tax benefit	(7)	(428)
Gain from equity method investment	(107)	(1,029)
Adjusted EBITDA	$8,582	$4,997

	Three Months Ended
	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Mar. 31, 2017
Net income (loss)	$(275)	$1,205	$(377)	$(1,480)	$(838)	$406	$411	$(1,482)
Excluding:
Stock-based compensation expense	1,222	1,299	1,286	968	855	895	888	781
Depreciation and amortization expense	1,485	1,136	964	927	1,024	1,095	1,077	1,036
Interest income	(234)	(317)	(179)	(132)	(3)	(97)	(76)	(51)
Interest expense	311	336	332	219	163	124	109	137
Income tax expense (benefit)	4	(7)	91	(95)	(482)	26	4	24
(Gain) loss from equity method investment	—	—	(107)	—	—	—	(1,036)	7
Adjusted EBITDA	$2,513	$3,652	$2,010	$407	$719	$2,449	$1,377	$452

Contacts:

Investors:
Laura Bainbridge, Investor Relations Officer
310.829.5400
InvestorRelations@trupanion.com
Media:
Scott Janzen, Trupanion Director of Communications
888.612.1138 ext 3450
scott.janzen@trupanion.com